BB&T
Second Amendment to
Third Amended and Restated Loan Agreement

9520406872 Account Number
This Second Amendment to Third Amended and Restated Loan Agreement (this “Amendment”) is made as of December 20, 2018 by and among BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (“Bank”) and Synalloy Corporation, a Delaware corporation, Synalloy Fabrication, LLC, a South Carolina limited liability company, Synalloy Metals, Inc., a Tennessee corporation, Bristol Metals, LLC, a Tennessee limited liability company, Manufacturers Soap & Chemical Company, a Tennessee corporation, Manufacturers Chemicals, LLC, a Tennessee limited liability company, Palmer of Texas Tanks, Inc., a Texas corporation, CRI Tolling, LLC, a South Carolina limited liability company, Specialty Pipe & Tube, Inc., a Delaware corporation and ASTI Acquisition, LLC, a North Carolina limited liability company (sometimes individually a “Borrower” and collectively, the “Borrowers”) for purposes of amending (without novation, accord nor satisfaction) certain aspects and provisions of the following (all of the following sequentially, cumulatively and collectively, the “Loan Agreement”): the Third Amended and Restated Loan Agreement dated as of October 30, 2017, together with Schedules DD and EE of the same as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated June 29, 2018.

Agreement

1. Defined Terms from Loan Agreement

Capitalized terms used in this Amendment without definition retain (except, to the extent applicable, as amended hereby) the meanings respectfully assigned to such terms in the Loan Agreement.

2. Recitals and Loan Agreement Incorporated Herein by Reference

Each and all of opening paragraphs, statements, information and other provisions of this Amendment above constitute an integral part of this Amendment among the parties and are to be considered binding upon the parties. In addition, the statements, recitals, terms, conditions and agreements of and in the Loan Agreement are hereby incorporated herein by this reference thereto as if set forth herein in full.

3. Joinder of ASTI Acquisition LLC

ASTI does hereby join and agree to be bound by all provisions of and/or relating to the Line of Credit, the Loan Agreement, the Line Note, the Term Note and each and every other Loan Document and any and all other agreements, instruments and other documents relating thereto, as an additional “Borrower” or “Debtor” (or other similar term howsoever nominated, as applicable) thereunder and with respect thereto, and all mutatis mutandis, subject to all the obligations and agreements made on the part of the Borrowers hereunder and thereunder and the other agreements, documents and instruments referred to herein and/or therein. For purposes of this Amendment, the term “Loan Documents” includes without limitation each and every agreement, instrument, document, paper and other item set forth on Exhibit A hereto.

All Borrowers, including ASTI, acknowledge, ratify and confirm that all of the obligations of the Borrowers, whether of payment or performance, under the Line of Credit, the Loan Agreement, the Line Note, the Term Note, and each and every other Loan Document and any and all other agreements, instruments and other documents relating thereto shall be the joint and several obligations of the Borrowers in nature.

ASTI does hereby represent and warrant to the Bank that it has fully read and understood this Agreement, the Loan Agreement, the Line Note, the Term Note, and all of the other agreements, instruments and other documents referenced therein and herein. ASTI represents the truth and accuracy of all representations and warranties set forth, on the part of the Borrowers, in the Loan Agreement and the other Loan Documents as if the same were made by it on and as of the date hereof, and expressly agrees to the covenants, obligations and other agreements thereunder and under the Line Note, and under the other Loan Documents as a Borrower party thereto.

4.    Conditions to Effectiveness of Amendment.

The Amendments set forth in Section 5 hereof shall become effective on the date of or after the date hereof on which the following conditions have been satisfied:

Note Modification Agreement: Receipt of the Note Modification Agreement duly executed by Borrowers.

Second Amendment to Amended and Restated Security Agreement: Receipt of the Second Amendment to Amended and Restated Security Agreement duly executed by Borrowers.

Second Amendment to Amended and Restated Stock and LLC Pledge Agreement: Receipt of the Second Amendment to Amended and Restated Stock and LLC Interest Pledge Agreement.

UCC Financing Statements: Copies of any UCC Financing Statements or UCC Financing Statement Amendments duly filed in Borrowers’ state of incorporation, organization or residence, and in all jurisdictions necessary, or in the opinion of Bank desirable, to perfect or continue perfection of the security interests granted in the Security Agreement, and certified copies of Information Requests identifying all previous financing statements on record for Borrowers, as appropriate from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by Bank.

Commitment Fee and Certain Other Fees: A commitment fee of $212,500.00 and a commitment fee of $50,000 payable to Bank on the date of execution of this Amendment. Without limiting any obligation set forth elsewhere for the Borrowers to pay any fees, expenses or the like of the Bank, Borrowers shall pay the expenses of the Bank and the expenses and reasonable professional fees and costs of legal counsel to the Bank in connection with the negotiation, preparation and closing of this Amendment and the other documents and instruments being delivered in connection herewith.

Corporate Resolution: A Corporate Resolution signed by the corporate secretary or certified officer containing resolutions duly adopted by the Board of Directors of all Borrowers incorporated as corporations authorizing the execution, delivery, and performance of this Amendment, the Note and on or in a form provided by or acceptable to Bank.

Declaration of Limited Liability Company: A declaration, consent or resolution from all Borrowers organized as a limited liability company authorizing the execution, delivery, and performance of this Amendment, the Note, and any other documents required by Bank on a form provided by or acceptable to Bank.

Certificate of Incumbency: A certificate of the Secretary or Member or other certified officer of Borrowers certifying the names and true signatures of the officers each of the Borrowers authorized to sign this Amendment, the Note and any other documents required by Bank.

Certificate of Existence: A certification of the Secretary of State (or other government authority) of the state/commonwealth of each Borrowers’ incorporation or organization as to the existence or good standing of each of the Borrowers and its charter documents on file.

Limited Liability Company Operating Agreement: A copy of the Operating Agreement for ASTI Acquisition, LLC (“ASTI”), certified by such Borrower’s manager(s) and/or members, as applicable as to its completeness and accuracy.

Limited Liability Company Articles of Organization: A copy of the Articles of Organization and all other organizational documents of Borrower ASTI Acquisition, LLC.

Opinion of Counsel: An opinion of counsel satisfactory to Bank and Bank’s counsel.

Asset Purchase Agreement: A copy of the fully executed Asset Purchase Agreement between American Steel Tubing, Inc. as Seller and ASTI Acquisition, LLC as Buyer together with copies of fully executed transfer documents contemplated therein.

Landlord Lien Waiver and Master Lease: A fully executed Landlord Lien Waiver from Store Master Funding XII, LLC waiving liens in connection with that certain Master Lease Agreement, and all amendments or supplements thereto, between Store Master Funding XII, LLC, as Landlord and Synalloy Corporation, as tenant together with a copy of the executed Master Lease Agreement and any amendments or supplements thereto.

Additional Documents: Receipt by Bank of other approvals, opinions, or documents as Bank may reasonably request.

5. Modifications to Specific Provisions of Loan Agreement

Line of Credit The fourth grammatical paragraph on the first page of the Loan Agreement beginning with “Line of Credit” is hereby deleted and replaced with the following:

Line of Credit (“Line of Credit”) in the maximum principal amount not to exceed $100,000,000.00 at any one time outstanding for the purpose of working capital which shall be evidenced by the Borrowers’ Promissory Note dated October 30, 2017, as amended by that certain Note Modification Agreement dated June 29, 2018 and that certain Note Modification Agreement dated December 20, 2018 which shall bear interest at the rate set forth in such note, the terms of which are incorporated herein by reference (the “Line Note”). The Line of Credit shall mature on December 20, 2021 when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Prior to maturity or the occurrence of any Event of Default hereunder and subject to Availability, as applicable, the Borrowers may borrow, repay, and reborrow under the Line of Credit through the

Maturity Date. The principal balance from time to time outstanding under the Line of Credit shall bear interest at the rate set forth in the Line Note. Bank shall make advances under the Line of Credit into the Borrowers’ designated operating account or other designated deposit account maintained with Bank upon receipt of the written or oral request (thereafter confirmed in writing) of Borrowers provided that Bank shall not be required to make any advance which would cause Borrowers to exceed Availability (as defined in section 10 hereof), if applicable. If at any time the aggregate principal balance outstanding under the Line of Credit shall exceed Availability, Borrowers shall immediately upon demand pay the amount necessary to bring the outstanding balance thereunder within Availability. Unused Line Fee: Borrowers shall pay Bank, quarterly in arrears on the last day of each calendar quarter, an unused fee equal to 0.15% per annum on the average daily unused amount of the Line of Credit for such calendar quarter calculated on the basis of a year of 360 days for the actual number of days elapsed.

Term Loan The following is added following the fourth grammatical paragraph (“Line of Credit Paragraph”) on the first page of the Loan Agreement:

Term Loan (“Term Loan”) in the principal amount of $20,000,000.00 for the purpose of the acquisition of the assets of American Stainless Tubing, Inc., which shall be evidenced by the Borrower’s Promissory Note dated of even date herewith (the “Term Note”) payable in sixty (60) consecutive monthly installments and shall bear interest at the rate set forth in such note, the terms of which are incorporated herein by reference. The Term Loan shall mature on February 1, 2024, when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. The Term Loan shall be secured by a lien and security interest in the Borrower’s existing and hereafter acquired personal property and business assets, including Equipment, Inventory, Accounts, Goods, and General Intangibles.

The second grammatical paragraph on the second page of the Loan Agreement, which begins with the words “Additional terms…”, is hereby deleted in its entirety and replaced with the following:

Additional terms, conditions and covenants of this Agreement are described in Schedule DD, Schedule EE or other schedule attached hereto, the terms of which are incorporated herein by reference. The Line of Credit and Term Loan are sometimes collectively referred to herein as the “Loan” or “Loan(s).” The Line Note and Term Note are sometimes collectively referred to herein as the “Note” or “Note(s)” and shall include all extensions, renewals, modifications and substitutions thereof. Bank may, at its sole discretion, affect payment of any sums past due under the Note(s) and any fees or reimbursable expenses due by debiting Borrowers’ operating or other deposit account maintained with Bank.

Section 3.08 is amended to add the following:

Annual Budget: As soon as available and not more than ninety (90) days after the end of each fiscal year, the consolidated budget and/or financial projections for Borrower for the following year(s), all in reasonable detail.

Section 5 of the Loan Agreement is amended to add the following:

Tangible Net Worth: A Tangible Net Worth not less than $60,000,000.00 at any time.  Tangible Net Worth means net worth minus net intangibles (good will, contract rights and distribution rights), and minus assets representing claims on shareholders and affiliates.

Section 10.01 Definitions is amended as follows:

The Definition of “Availability” is deleted in its entirety and replaced with the following:

“Availability” shall mean the lesser of (i) $100,000,000.00 or (ii) the Collateral Loan Value shown on the Loan Base Report furnished by Borrowers to Bank on or before the 15th day of each month as long as this Agreement shall remain in force, or as provided and/or determined in accordance with Schedule DD.

Schedule DD to the loan is amended as follows:

The first sentence of Section DD.02(e) of Schedule DD is deleted and replaced with the following:

The advance sublimit applicable to Inventory (“Inventory Advance Limit”) shall be equal to the lesser of (i) 175% of the Available Accounts Limit (the “Inventory Cap”), and (ii) the Combined Division Sublimit, as defined in this Section DD.02(e).

6. Bringdown of Representations and Warranties

Borrowers represent and warrant to Bank the continued accuracy and completeness, as of the date hereof, of all representations made in the Loan Documents taking into account this Amendment constituting one of the Loan Documents.

7. Security

For the avoidance of doubt, all of the obligations of the Borrowers, whether of payment or performance, under the Line of Credit shall be and continue following the effectiveness of this Amendment to be (along with the other obligations referenced therein), secured by and enjoying the benefits of the pledges, collateral and other matters and security set forth in the Loan Documents.

8. Miscellaneous
Matters as to Amendment. This Amendment constitutes an amendment to the Loan Agreement (and, to the extent applicable, all other Loan Documents) and except for the effect of any matters expressly set forth in this Amendment, this Amendment, the Loan Agreement as previously amended, and each of the Loan Documents is, and shall continue to be following the effectiveness of this Amendment, in full force and effect in accordance with the terms thereof, and nothing in this Amendment shall otherwise be deemed to amend or modify any provision of the Loan Agreement, as previously amended, or the other Loan Documents, each of which shall remain in full force and effect except as otherwise expressly provided herein or therein. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction. This Amendment does not affect the release of any collateral, does not disturb the perfection or priority of any existing liens, and does not affect the release of any obligor, guarantor or other party from its obligations. This Amendment shall be construed in accordance with and governed by the laws of the State of South Carolina and the Loan Documents shall bind each Borrowers’ heirs, personal representatives, successors and assigns and inure to the benefit of Bank’s successors and assigns.

[SIGNATURES ON FOLLOWING PAGE]

WAIVER OF JURY TRIAL. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS AMENDMENT OR ANY OF THE LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN AND ENTER INTO THIS AMENDMENT. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment under seal as of the date first written above.

Witness: ______________________________ Print Name: ______________________
SYNALLOY CORPORATION
SYNALLOY FABRICATION, LLC
SYNALLOY METALS, INC.
BRISTOL METALS, LLC
MANUFACTURERS SOAP & CHEMICAL
    COMPANY
MANUFACTURERS CHEMICALS, LLC
PALMER OF TEXAS TANKS, INC.
CRI TOLLING, LLC
SPECIALTY PIPE & TUBE, INC.
ASTI ACQUISITION, LLC

By:                                                                    (SEAL)
         Dennis M. Loughran
         Senior Vice President and CFO or Senior Vice President, Finance of and on behalf of each of the above-named entities

COMMONWEALTH OF VIRGINIA

COUNTY OF ____________

The foregoing instrument was acknowledged before me this ____ day of December, 2018, by Dennis M. Loughran, Senior Vice President and CFO or Senior Vice President, Finance of Synalloy Corporation, a Delaware corporation, Synalloy Fabrication, LLC, a South Carolina limited liability company, Synalloy Metals, Inc., a Tennessee corporation, Bristol Metals, LLC, a Tennessee limited liability company, Manufacturers Soap & Chemical Company, a Tennessee corporation, Manufacturers Chemicals, LLC, a Tennessee limited liability company, Palmer of Texas Tanks, Inc., a Texas corporation, CRI Tolling, LLC, a South Carolina limited liability company, Specialty Pipe & Tube, Inc., a Delaware corporation, and ASTI Acquisitions, LLC, a North Carolina limited liability company on behalf of each company.

                     ____________________________________
                     Notary Public, Commonwealth of Virginia

                     Printed Name: ________________________

                     My commission expires: ________________

Witness: ______________________________ Print Name: _____________________	BRANCH BANKING AND TRUST COMPANY By: _______________________________________ Stan W. Parker Senior Vice President

EXHIBIT A

LOAN DOCUMENTS

1.
Third Amended and Restated Loan Agreement dated as of October 30, 2017, together with Schedules DD and EE of the same as amended by that certain First Amendment to Third Amended and Restated Loan Agreement dated June 29, 2018 and that certain Second Amendment to Third Amended and Restated Loan Agreement dated December 20, 2018.

2.
Promissory Note dated October 30, 2017 together with that certain Note Modification Agreement dated June 29, 2018 and that certain Note Modification Agreement dated of even date herewith together with that certain Addendum to Promissory Note dated December 20, 2018.

3.	Promissory Note dated December 20, 2018 together with that certain Addendum to Promissory Note dated December 20, 2018.

4.	Wire Terms and Conditions dated December 20, 2018.

5.
Amended and Restated Security Agreement dated October 30, 2017 as amended by that certain First Amendment to Amended and Restated Security Agreement dated June 29, 2018 and that certain Second Amendment to Amended and Restated Security Agreement dated December 20, 2018.

6.
Amended and Restated Stock and LLC Interest Pledge Agreement dated October 30, 2017 as amended by that certain First Amendment to Amended and Restated Stock and LLC Interest Pledge Agreement dated June 29, 2018 and that certain Second Amendment to Amended and Restated Stock and LLC Interest Pledge Agreement dated December 20, 2018.

7.	Landlord Waiver and Consent made by Store Master Funding XII, LLC dated June 29, 2018.

8.	Any and all UCC Financing Statements filed with the Delaware, Tennessee, Texas, South Carolina, and North Carolina Secretary of States’ offices.